MASSMUTUAL FUNDS
MM S&P 500® Index Fund
(the “Fund”)
Supplement dated June 4, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the following information replaces the information for Paul Whitehead found under the heading Portfolio Manager(s) in the section titled Management (page 20 of the Prospectus):
Peter Sietsema, CFA is a Director at BlackRock. He has managed the Fund since May 2025.
Effective immediately, the following information replaces the information for Paul Whitehead found under BlackRock Investment Management, LLC under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 86 of the Prospectus:
Peter Sietsema, CFA_________________________________________________________________________________
is jointly and primarily responsible for the day-to-day management of the S&P 500 Index Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Sietsema is a Director of BlackRock, Inc. and the U.S. Head of North American Portfolio Management for Index Equity Investments within BlackRock Global Markets & Index Investments. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the U.S. Index Portfolio Management group in San Francsico. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-10
SP500-25-03

MASSMUTUAL FUNDS
MM S&P 500® Index Fund
Supplement dated June 4, 2025 to the
Statement of Additional Information dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the following information replaces the information for Paul Whitehead found under BlackRock Investment Management, LLC in the section titled Appendix C — Additional Portfolio Manager Information beginning on page B-239:
The portfolio managers of the S&P 500 Index Fund are Jennifer Hsui and Peter Sietsema.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Peter Sietsema
Registered investment companies**	350	$2.68 trillion	0	$0
Other pooled investment vehicles	3	$88.77 million	0	$0
Other accounts	2	$4.14 billion	0	$0

*	The information provided is as of January 31, 2025.
**	Does not include the S&P 500 Index Fund.
Ownership of Securities:
As of January 31, 2025, Mr. Sietsema did not own any shares of the S&P 500 Index Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMSAI-25-07